NEWS
--------------------------------------------------------------------------------
                                               Contact:  Jennifer A. Holihen
FOR IMMEDIATE RELEASE                                    Chief Financial Officer
                                               Date:     July 16, 2001
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CROSSMANN COMMUNITIES SECOND QUARTER EPS IS $1.22 vs $.85: BACKLOG UP NEARLY 90%

Indianapolis, IN (July 16, 2001) -- Crossmann Communities, Inc. (Nasdaq: CROS) today reported unaudited results for the Quarter ended June 30, 2001.


Unaudited financial information
                                             Three Months ended June 30,
                                           2001                      2000
                                      ---------------------------------------

Operating revenues                    $ 197,128,734              $153,687,292
Net income                            $  13,034,850              $  9,338,075
                                      =============              ============

Weighted average number of
shares outstanding
         Basic                           10,496,813                10,758,531
         Diluted                         10,724,611                10,932,379

Net income per share
         Basic                        $        1.24              $       0.87
                                      =============              ============
         Diluted                      $        1.22              $       0.85
                                      =============              ============


                                               Six Months ended June 30,
                                           2001                      2000
                                      ---------------------------------------

Operating revenues                    $ 306,898,300              $260,213,260
Net income                            $  17,337,981              $ 13,883,035
                                      =============              ============

Weighted average number of
shares outstanding
         Basic                           10,479,838                11,049,835
         Diluted                         10,690,695                11,225,659

Net income per share
         Basic                        $        1.65              $       1.26
                                      =============              ============
         Diluted                      $        1.62              $       1.24
                                      =============              ============


Operating data
--------------
Closings for the quarter                      1,487                     1,260
New orders for the quarter                    1,666                     1,009
Backlog at June 30                            3,903                     2,065
Sales value of backlog at June 30          $519.1ml                  $255.6ml
Average selling price of homes closed      $133,003                  $121,974


Revenue for the quarter was $197.1 million, compared to $153.7 million in 2000, an increase of 28.3%. Net income for the quarter was $13.0 million, compared to $9.3 million in 2000, an increase of 39.6%.

At June 30, 2001 Crossmann had a sales backlog of 3,903 compared to 2,065, up 89.0%. New orders for the quarter were 1,666 homes compared to 1,009, up 65.1%. The sales value of units in backlog was over double last year's level, approximately $519.1 million compared to approximately $255.6 million.

Lower mortgage interest rates for consumers have led to robust orders over the past 4 quarters, giving rise to a higher closing volume in Q2 and a dramatically higher backlog than the year prior. This backlog suggests continued strong closings in Q3 and Q4.

Management attributes improved margins in the quarter to the closure of its Louisville and Nashville divisions. Without these underperforming operations, gross margins are higher in 2001 than in 2000. Other income is higher year-over-year because of better performance in Crossmann's joint ventures.


                           CROSSMANN COMMUNITIES, INC.
                   SELECTED FINANCIAL INFORMATION (unaudited)

                                                   Three Months Ended June 30,
                                                2001                        2000
                                            ---------------------------------------

Sales of residential real estate            $ 197,128,734              $153,687,292
Cost of real estate sold                      155,444,279               122,954,294
                                            -------------               -----------
         Gross profit                          41,684,445                30,732,998

Selling, general and administrative
   expenses                                    21,724,056                15,177,105
                                            -------------              ------------
Income from operations                         19,960,399                15,555,893

Other income (expenses)                         1,640,946                   155,988
Interest expense                            (     524,934)             (    651,087)
                                            -------------              ------------
         Total other                            1,116,012              (    495,099)

Income before tax                              21,076,411                15,060,794
Income taxes                                (   8,041,561)             (  5,722,719)
                                            -------------              ------------

Net Income                                  $  13,034,850              $  9,338,075
                                            =============              ============

Weighted average number of
shares outstanding
         Basic                                 10,496,813                10,758,531
         Diluted                               10,724,611                10,932,379

Net income per share
         Basic                              $        1.24              $       0.87
                                            =============              ============
         Diluted                            $        1.22              $       0.85
                                            =============              ============


                           CROSSMANN COMMUNITIES, INC.
                   SELECTED FINANCIAL INFORMATION (unaudited)

                                                     Six  Months Ended June 30,
                                                2001                        2000
                                            ---------------------------------------

Sales of residential real estate            $ 306,898,300              $260,213,260
Cost of real estate sold                      242,228,159               208,126,040
                                            -------------              ------------
         Gross profit                          64,670,141                52,087,220

Selling, general and administrative
   expenses                                    38,311,815                29,514,858
                                            -------------              ------------
Income from operations                         26,358,326                22,572,362

Other income (expenses)                         2,705,160                 1,332,526
Interest expense                            (   1,025,128)             (  1,301,650)
                                            -------------              ------------
         Total other                            1,680,032                    30,876

Income before tax                              28,038,358                22,603,238
Income taxes                                (  10,700,377)             (  8,720,203)
                                            -------------              ------------

Net Income                                  $  17,337,981              $ 13,883,035
                                            =============              ============

Weighted average number of
shares outstanding
         Basic                                 10,479,838                11,049,835
         Diluted                               10,690,695                11,225,659

Net income per share
         Basic                              $        1.65              $       1.26
                                            =============              ============
         Diluted                            $        1.62              $       1.24
                                            =============              ============

Selected Balance Sheet data (unaudited)
         Total assets               $ 422,322,250
         Total inventory            $ 324,764,910
         Cash                       $  19,816,959
         Total debt                 $ 160,469,010
         Total long-term debt       $  61,111,110
         Total equity               $ 225,328,012


Crossmann Communities, Inc. is based in Indianapolis, Indiana and is a leading regional builder of single-family homes in Indiana, Ohio, Kentucky, Tennessee, North Carolina and South Carolina.

Certain statements made herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those anticipated. In light of the uncertainties inherent in any forward-looking statement, the inclusion of a forward-looking statement herein should not be regarded as a representation by the Company or the Company's management that the Company's plans and objectives will be achieved.

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